Exhibit 4

MINUTES No. 258 OF THE SUPERVISORY COMMITTEE’S MEETING

In the City of Buenos Aires, on March 8, 2013, the undersigning members of the Supervisory Committee of EMPRESA DISTRIBUIDORA Y COMERCIALIZADORA NORTE SOCIEDAD ANÓNIMA (EDENOR S.A.) (the “Company”), held a meeting at Ortiz de Ocampo 3302, Building 4, City of Buenos Aires. At 09:30 a.m. and after verifying legal and statutory quorum, Mr. José Daniel Abelovich, member and Chairman of the Supervisory Committee, declared the meeting duly opened to consider the FIRST ITEM of the Agenda: 1) CONSIDERATION OF THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, NOTES AND EXHIBITS THERETO AND SUPPLEMENTARY DOCUMENTS THEREOF. Mr. Abelovich stated that as members of the Supervisory Committee have been provided access to and timely delivery of the documents related to the fiscal year under consideration, as well as the independent auditor's report, the Committee has reviewed them, as well as the remaining documents including the supporting documents of the such auditors’ report, whose criteria were shared by the Committee. As a result of the analysis conducted by the members of the Supervisory Committee, and having all of them been aware of the documents and decisions made by the corporate bodies, Mr. Abelovich moved to approve all decisions. After discussion, the motion was unanimously approved. The Chairman proposed considering THE SECOND ITEM of the Agenda: 2) SUPERVISORY COMMITTEE’S REPORT AND OTHER RELATED DOCUMENTS. SIGNATURE AUTHORIZATION. Mr. Abelovich stated that the Supervisory Committee shall issue its report and requested all attendees to consider a draft report, which is transcribed below:

Supervisory Committee’s Report

To the Shareholders of
Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.)

1.
In accordance with the provisions of section 294 of Argentine Companies Law No. 19,550, the Rules of the Argentine Securities and Exchange Commission (Comisión Nacional de Valores) and the Regulations of the Buenos Aires Stock Exchange, we have reviewed the basic financial statements of Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.) (hereinafter referred to as “Edenor S.A.”) including the basic balance sheet as of December 31, 2012, the basic statement of comprehensive income, the basic statement of changes in stockholders´ equity and basic statement of cash flow for the year then ended, and a summary of significant accounting policies and other explanatory information. Balances and other information pertaining to the 2011 fiscal year are an integral part of the audited financial statements mentioned above and shall then be considered in connection with those financial statements.

2.
The Company’s Board of Directors is responsible for preparing and filing the basic financial statements in accordance with the professional accounting standards under Technical Resolution No. 26 of the Argentine Federation of Professional Councils of Economic Sciences (Federación Argentina de Consejos Profesionales de Ciencias Económicas, FACPCE), incorporated by the Argentine Securities and Exchange Commission (Comisión Nacional de Valores, CNV) to its regulations. Those standards differ from the International Financial Reporting Standards (IFRS) approved by the International Accounting Standards Board (IASB) and were used in the preparation of the consolidated financial statements of Edenor S.A. with its subsidiaries, in the aspects mentioned in note 3 to the basic financial statements attached hereto. Furthermore, the Board of Directors is responsible for any internal control it may deem necessary for the preparation of the basic financial statements free of any significant deviations caused by errors or irregularities. Our responsibility is to render a conclusion on the basic financial statements, based on the review conducted with the scope described in paragraph 3

3.
Our review was conducted in accordance with prevailing auditing standards. Such standards require basic financial statements to be reviewed subject to the prevailing auditing standards, including the verification of the reasonability of the significant information included in the documents reviewed and its consistency with the remaining information on corporate decisions of which we are aware of, as disclosed in Board of Directors’ and Shareholders’ Meetings’ minutes, and the conformity of those decisions to the law and the Company’s by-laws insofar as concerns formal and documentary aspects. Our review was conducted based on the audit performed by the Company’s independent auditors, Price Waterhouse & Co. S.R.L., who issued a report dated March 8, 2013 with qualifications based on the situations mentioned in items 4, 5 and 6. An audit requires that the auditor plans and performs his audit to obtain reasonable assurance about whether the financial statements are free of material misstatements or significant mistakes. An audit includes examining, on a selective basis, evidence supporting the disclosures in the financial statements, as well as assessing the accounting standards used and significant estimates made by the Company, and evaluating the overall presentation of the basic financial statements. We have not assessed any business administrative, financing, marketing and operational decisions, as they fall within the exclusive competence of the Board of Directors and the Shareholders’ Meeting.

4.
In Note 1 to the basic financial statements, the Company reported that delay in receiving rate increases and acknowledgment of higher costs presented, as of the date hereof, by the Company under Memorandum of Agreement as described in Note 2 c. I to those financial statements and constant increase in operation costs to maintain the same level of service have significantly affected the Company’s economic and financial situation.

The Company recorded net losses of 1,013,204 and 315,394 (in thousands of Argentine Pesos), accumulated losses for 885,130 and 539,411 (in thousands of Argentine Pesos) and a deficit in working capital in the fiscal years ended December 31, 2012 and 2011, respectively. As stated in Note 1, the Company’s Management estimated that, if conditions existing as of the date of these financial statements remain, the economic-financial situation will continue worsening, expecting negative cash flows and operating results and a decline in financial ratios for the 2013 fiscal year

5.
As mentioned in Note 4.7 to the basic financial statements, the Company has prepared its forecasts for the purposes of assessing the recoverable value of its non-current assets, with the understanding that it will obtain better rates in line with the existing scenario. Future cash flows and actual income/loss may differ from the estimates and evaluations conducted by the Management as of the date of preparation of these financial statements. In this regard, we are unable to anticipate whether the assumptions used by the Management to prepare those estimates will actually take place in the future and, consequently, if the recoverable values of non-current assets will exceed their respective net book value.

6.
Situations described in items 4 and 5 lead to uncertainty as regards the Company being able to continue operating as a going concern. The Company has prepared the financial statements attached hereto using accounting standards applicable to any going concern. Therefore, those financial statements do not include the effects of any adjustments and/or reclassifications, if any, that might be required in case the situation above described is not sorted out enabling the Company to continue doing business and in the event the Company is forced to realize its assets and/or repay its liabilities, including contingent liabilities, under conditions other than in the ordinary course of business.

7.
As stated in Note 15, as of December 31, 2012, negative results posted by the Company use 100% of reserves and over 50% of the capital stock. Section 206 of the Argentine Companies´Law provides for the mandatory reduction of the capital stock in that particular case and, thus, the Company’s shareholders shall take the measures necessary to solve that situation.

8.
Furthermore, as regards the Board of Directors’ Annual Report for the fiscal year ended December 31, 2012, we have verified that it includes the information required by section No. 66, Argentine Companies’ Law No. 19,550 and Decree No. 677/01, as amended, and, to the extent of our field of competence, the figures disclosed thereat are consistent with the Company’s books of accounts and other related documents.

9.
We have verified compliance with the performance bonds furnished by acting Directors as of the date of these financial statements on December 31, 2012, as set forth in item 1.4 of Schedule I of Technical Resolution No. 15 of Argentine Federation of Professional Councils of Economic Sciences.

10.	Based on the audit conducted, with the extent described above, we inform that:

a.
In our opinion, subject to the effect on the financial statements of any future adjustments and/or reclassifications, if any, that might be required to sort out the situations described in items 4. to 6., the basic financial statements mentioned in paragraph 1 present fairly, in all material respects, Edenor S.A.´s financial position as of December 31, 2012, its basic comprehensive results and basic cash flows for the fiscal year then ended, in conformity with the provisions of Technical Resolution No. 26 of the Argentine Federation of Professional Councils of Economic Sciences applicable to basic financial statements of the controlling entity;

b.
We have read the Board of Directors’ Annual Report and, to the extent of our field of competence, we have no objections thereto. Statements on future events included therein fall within the exclusive competence of the Board of Directors.

c.
As regards the Annual Report’s Schedule consisting in the Report of Compliance with the Corporate Governance Code, no material aspect was noticed so as to make us believe that it should be modified to duly comply with the provisions of Resolution No. 606 of the CNV.

d.	As regards the provisions of the CNV’s rules, we inform that after reading the independent auditors' report, it may be concluded as follows:

i.	Auditing standards applied are those approved by the Professional Council of Economic Sciences of the City of Buenos Aires, which provide for the independence requirements, and

ii.
Basic financial statements were prepared considering Technical Resolution No. 26 of the Argentine Federation of Professional Council of Economic Sciences of the City of Buenos Aires and the CNV’s rules.

11. We have applied the procedures on assets laundering and terrorism financing for Edenor S.A. provided for in the relevant professional rules issued by the Professional Council in Economic Sciences of the City of Buenos Aires.

12. The provisions of section No. 294 of Law No. 19,550 have been duly met.

City of Buenos Aires, March 8, 2013.

By Supervisory Committee

Dr. José D. Abelovich
Regular Member

Supervisory Committee’s Report

To the Shareholders of
EMPRESA DISTRIBUIDORA Y COMERCIALIZADORA NORTE SOCIEDAD ANÓNIMA (EDENOR S.A.)

1.
In accordance with the provisions of section 294 of Argentine Companies Law No. 19,550 and the Rules of the Argentine Securities and Exchange Commission (Comisión Nacional de Valores), we have reviewed the consolidated financial statements of Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.) (hereinafter referred to as “Edenor S.A.”) and its subsidiaries, including the consolidated balance sheet as of December 31, 2012, the consolidated statement of comprehensive income, the consolidated statement of changes in stockholders´ equity and consolidated statement of cash flow for the year then ended, and a summary of significant accounting policies and other explanatory information. Balances and other information pertaining to the 2011 fiscal year are an integral part of the audited financial statements mentioned above and shall then be considered in connection with those financial statements.

2.
The Company’s Board of Directors is responsible for preparing and filing the consolidated financial statements in accordance with the International Financial Reporting Standards (IFRS) adopted as Argentine professional accounting rules by the Argentine Federation of Professional Councils of Economic Sciences (Federación Argentina de Consejos Profesionales de Ciencias Económicas, FACPCE), and incorporated by the Argentine Securities and Exchange Commission (Comisión Nacional de Valores, CNV) to its regulations, as approved by the International Accounting Standards Board (IASB). Furthermore, the Board of Directors is responsible for any internal control it may deem necessary for the preparation of the consolidated financial statements free of any significant deviations caused by errors or irregularities. Our responsibility is to render a conclusion on the consolidated financial statements, based on the review conducted with the scope described in paragraph 3.

3.
Our review was conducted in accordance with prevailing auditing standards. Such standards require consolidated financial statements to be reviewed subject to the prevailing auditing standards, including the verification of the reasonability of the significant information included in the documents reviewed and its consistency with the remaining information on corporate decisions of which we are aware of, as disclosed in Board of Directors’ and Shareholders’ Meetings’ minutes, and the conformity of those decisions to the law and the Company’s by-laws insofar as concerns formal and documentary aspects. Our review was conducted based on the audit performed by the Company’s independent auditors, Price Waterhouse & Co. S.R.L., who issued a report dated March 8, 2013 with qualifications based on the situations mentioned in items 4, 5 and 6. An audit requires that the auditor plans and performs his audit to obtain reasonable assurance about whether the financial statements are free of material misstatements or significant mistakes. An audit includes examining, on a selective basis, evidence supporting the disclosures in the consolidated financial statements, as well as assessing the accounting standards used and significant estimates made by the Company, and evaluating the overall presentation of the consolidated financial statements. We have not assessed any business administrative, financing, marketing and operational decisions, as they fall within the exclusive competence of the Board of Directors and the Shareholders’ Meeting.

4.
In Note 1 to the consolidated financial statements, the Company reported that delay in receiving rate increases and acknowledgment of higher costs presented, as of the date hereof, by the Company under Memorandum of Agreement as described in Note 2 c. I to those financial statements, and constant increase in operation costs to maintain the same level of service have significantly affected the Company’s economic and financial situation.

The Company recorded net losses of 1,013,416 and 291,381 (in thousands of Argentine Pesos), accumulated losses for 885,130 and 539,411 (in thousands of Argentine Pesos) and a deficit in working capital in the fiscal years ended December 31, 2012 and 2011, respectively. As stated in Note 1, the Company’s Management estimated that, if conditions existing as of the date of these financial statements remain, the economic-financial situation will continue worsening, expecting negative cash flows and operating results and a decline in financial ratios for the 2013 fiscal year.

5.
As mentioned in Note 4.8 to the consolidated financial statements, the Company has prepared its forecasts for the purposes of assessing the recoverable value of its non-current assets, with the understanding that it will obtain better rates in line with the existing scenario. Future cash flows and actual income/loss may differ from the estimates and evaluations conducted by the Management as of the date of preparation of these financial statements. In this regard, we are unable to anticipate whether the assumptions used by the Management to prepare those estimates will actually take place in the future and, consequently, if the recoverable values of non-current assets will exceed their respective net book value

6.
Situations described in items 4 and 5 lead to uncertainty as regards the Company being able to continue operating as a going concern. The Company has prepared the financial statements attached hereto using accounting standards applicable to any going concern. Therefore, those financial statements do not include the effects of any adjustments and/or reclassifications, if any, that might be required in case the situation above described is not sorted out enabling the Company to continue doing business and in the event the Company is forced to realize its assets and/or repay its liabilities, including contingent liabilities, under conditions other than in the ordinary course of business

7.
As stated in Note 19, as of December 31, 2012, negative results posted by the Company use 100% of reserves and over 50% of the capital stock. Section 206 of the Argentine Companies´Law provides for the mandatory reduction of the capital stock in that particular case and, thus, the Company’s shareholders shall take the measures necessary to solve that situation.

8.
Furthermore, as regards the Board of Directors’ Annual Report for the fiscal year ended December 31, 2012, we have verified that it includes the information required by section No. 66, Argentine Companies’ Law No. 19,550 and Decree No. 677/01, as amended, and, to the extent of our field of competence, the figures disclosed thereat are consistent with the Company’s books of accounts and other related documents

9.
We have verified compliance with the performance bonds furnished by acting Directors as of the date of these financial statements on December 31, 2012, as set forth in item 1.4 of Schedule I of Technical Resolution No. 15 of Argentine Federation of Professional Councils of Economic Sciences

10. Based on the audit conducted, with the extent described above, we inform that:

a.
In our opinion, subject to the effect on the financial statements of any future adjustments and/or reclassifications, if any, that might be required to sort out the situations described in items 4. to 6., the consolidated financial statements mentioned in paragraph 1 present fairly, in all material respects, Edenor S.A.´s and its subsidiaries´consolidated financial position as of December 31, 2012, its consolidated comprehensive results and consolidated cash flows for the fiscal year then ended, in conformity with the IFRS;

b.
We have read the Board of Directors’ Annual Report and, to the extent of our field of competence, we have no objections thereto. Statements on future events included therein fall within the exclusive competence of the Board of Directors

c.
As regards the Annual Report’s Schedule consisting in the Report of Compliance with the Corporate Governance Code, no material aspect was noticed so as to make us believe that it should be modified to duly comply with the provisions of Resolution No. 606 of the CNV

d.	As regards the provisions of the CNV’s rules, we inform that after reading the independent auditors' report, it may be concluded as follows:

i. Auditing standards applied are those approved by the Argentine Federation of Professional Councils of Economic Sciences, which provide for the independence requirements, and

ii. Consolidated financial statements were prepared considering the IFRS and the CNV’s rules

11.
We have applied the procedures on assets laundering and terrorism financing for Edenor S.A. provided for in the relevant professional rules issued by the Professional Council in Economic Sciences of the City of Buenos Aires.

12.	The provisions of section No. 294 of Law No. 19,550 have been duly met.

City of Buenos Aires, March 8, 2013.

By Supervisory Committee

José Daniel Abelovich
Regular Member

Thereafter, Mr. Jorge Pardo took the floor, and stated that, based on express instruction provided by the Sindicatura General de la Nación, he proposed two reports under the terms disclosed in an assessment made in that respect. Such reports differed from the draft text of Mr. Abelovich, thus he moved the Committee to approve the reports with the texts included below:

Supervisory Committee’s Report

To the Shareholders of
Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.)

1.
In accordance with the provisions of section 294 of Law No. 19,550, the Rules of the Argentine Securities and Exchange Commission (Comisión Nacional de Valores) and the Regulations of the Buenos Aires Stock Exchange, we have reviewed the basic financial statements of Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.) (hereinafter referred to as “Edenor S.A.”) including the basic balance sheet as of December 31, 2012, the basic statement of comprehensive income, the basic statement of changes in stockholders´ equity and basic statement of cash flow for the year then ended, and a summary of significant accounting policies and other explanatory information. Balances and other information pertaining to the 2011 fiscal year are an integral part of the audited financial statements mentioned above and shall then be considered in connection with those financial statements.

2.
The Company’s Board of Directors is responsible for preparing and filing the basic financial statements in accordance with the professional accounting standards under Technical Resolution No. 26 of the Argentine Federation of Professional Councils of Economic Sciences (Federación Argentina de Consejos Profesionales de Ciencias Económicas, FACPCE), incorporated by the Argentine Securities and Exchange Commission (Comisión Nacional de Valores, CNV) to its regulations. Those standards differ from the International Financial Reporting Standards (IFRS) approved by the International Accounting Standards Board (IASB) and were used in the preparation of the consolidated financial statements of Edenor S.A. with its subsidiaries, in the aspects mentioned in note 3 to the basic financial statements attached hereto. Furthermore, the Board of Directors is responsible for any internal control it may deem necessary for the preparation of the basic financial statements free of any significant deviations caused by errors or irregularities. Our responsibility is to render a conclusion on the basic financial statements, based on the review conducted with the scope described in paragraph 3.

3.
Our review was conducted in accordance with prevailing auditing standards. Such standards require basic financial statements to be reviewed subject to the prevailing auditing standards, including the verification of the reasonability of the significant information included in the documents reviewed and its consistency with the remaining information on corporate decisions of which we are aware of, as disclosed in Board of Directors’ and Shareholders’ Meetings’ minutes, and the conformity of those decisions to the law and the Company’s by-laws insofar as concerns formal and documentary aspects. Our review was conducted based on the audit performed by the Company’s independent auditors, Price Waterhouse & Co. S.R.L., who issued a report dated March 8, 2013 with qualifications based on the situations mentioned in items 4, 5 and 6. An audit requires that the auditor plans and performs his audit to obtain reasonable assurance about whether the financial statements are free of material misstatements or significant mistakes. An audit includes examining, on a selective basis, evidence supporting the disclosures in the financial statements, as well as assessing the accounting standards used and significant estimates made by the Company, and evaluating the overall presentation of the basic financial statements. We have not assessed any business administrative, financing, marketing and operational decisions, as they fall within the exclusive competence of the Board of Directors and the Shareholders’ Meeting

4.
In Note 1 to the basic financial statements, the Company reported that delay in receiving rate increases and acknowledgment of higher costs presented, as of the date hereof, by the Company under Memorandum of Agreement as described in Note 2 c. I to those financial statements, and constant increase in operation costs to maintain the same level of service have significantly affected the Company’s economic and financial situation.

The Company recorded net losses of 1,013,204 and 315,394 (in thousands of Argentine Pesos), accumulated losses for 885,130 and 539,411 (in thousands of Argentine Pesos) and a deficit in working capital in the fiscal years ended December 31, 2012 and 2011, respectively. As stated in Note 1, the Company’s Management estimated that, if conditions existing as of the date of these financial statements remain, the economic-financial situation will continue worsening, expecting negative cash flows and operating results and a decline in financial ratios for the 2013 fiscal year.

5.
As mentioned in Note 4.7 to the basic financial statements, the Company has prepared its forecasts for the purposes of assessing the recoverable value of its non-current assets, with the understanding that it will obtain better rates in line with the existing scenario. Future cash flows and actual income/loss may differ from the estimates and evaluations conducted by the Management as of the date of preparation of these financial statements. In this regard, we are unable to anticipate whether the assumptions used by the Management to prepare those estimates will actually take place in the future and, consequently, if the recoverable values of non-current assets will exceed their respective net book value.

6.
The Company has prepared the financial statements attached hereto using accounting standards applicable to any going concern. Therefore, those financial statements do not include the effects of any adjustments and/or reclassifications, if any, that might be required in case the situation above described is not sorted out enabling the Company to continue doing business and in the event the Company is forced to realize its assets and/or repay its liabilities, including contingent liabilities, under conditions other than in the ordinary course of business.

7.
As stated in Note 15, as of December 31, 2012, negative results posted by the Company use 100% of reserves and over 50% of the capital stock. Section 206 of the Argentine Companies´Law provides for the mandatory reduction of the capital stock in that particular case and, thus, the Company’s shareholders shall take the measures necessary to solve that situation

8.	Furthermore, as regards the Board of Directors’ Annual Report for the fiscal year ended December 31, 2012, we have verified that it includes the information required by section No. 66, Argentine Companies’ Law No. 19,550 and Decree No. 677/01, as amended, and, to the extent of our field of competence, the figures disclosed thereat are consistent with the Company’s books of accounts and other related documents

9.
We have verified compliance with the performance bonds furnished by acting Directors as of the date of these financial statements on December 31, 2012, as set forth in item 1.4 of Schedule I of Technical Resolution No. 15 of Argentine Federation of Professional Councils of Economic Sciences.

10.	Based on the audit conducted, with the extent described above, we inform that:

a.
In our opinion, considering the situations described in items 4. to 6., the basic financial statements mentioned in paragraph 1 present fairly, in all material respects, Edenor S.A.´s financial position as of December 31, 2012, its basic comprehensive results and basic cash flows for the fiscal year then ended, in conformity with the provisions of Technical Resolution No. 26 of the Argentine Federation of Professional Councils of Economic Sciences applicable to basic financial statements of the controlling entity;

b.
We have read the Board of Directors’ Annual Report and, to the extent of our field of competence, we have no objections thereto. Statements on future events included therein fall within the exclusive competence of the Board of Directors.

c.
As regards the Annual Report’s Schedule consisting in the Report of Compliance with the Corporate Governance Code, no material aspect was noticed so as to make us believe that it should be modified to duly comply with the provisions of Resolution No. 606 of the CNV.

d.	As regards the provisions of the CNV’s rules, we inform that after reading the independent auditors’ report, it may be concluded as follows:

i. Auditing standards applied are those approved by the Professional Council of Economic Sciences of the City of Buenos Aires, which provide for the independence requirements, and

ii. Basic financial statements were prepared considering Technical Resolution No. 26 of the Argentine Federation of Professional Council of Economic Sciences of the City of Buenos Aires and the CNV’s rules.

11
We have applied the procedures on assets laundering and terrorism financing for Edenor S.A. provided for in the relevant professional rules issued by the Professional Council in Economic Sciences of the City of Buenos Aires.

12	The provisions of section No. 294 of Law No. 19,550 have been duly met.

City of Buenos Aires, March 8, 2013.

By Supervisory Committee

Dr. Jorge Roberto Pardo
Regular Member

Supervisory Committee’s Report

To the Shareholders of
Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (EDENOR S.A.)

1.
In accordance with the provisions of section 294 of Argentine Companies Law No. 19,550 and the Rules of the Argentine Securities and Exchange Commission (Comisión Nacional de Valores), we have reviewed the consolidated financial statements of Empresa Distribuidora y Comercializadora Norte Sociedad Anónima (Edenor S.A.) (hereinafter referred to as “Edenor S.A.”) and its subsidiaries, including the consolidated balance sheet as of December 31, 2012, the consolidated statement of comprehensive income, the consolidated statement of changes in stockholders´ equity and consolidated statement of cash flow for the year then ended, and a summary of significant accounting policies and other explanatory information. Balances and other information pertaining to the 2011 fiscal year are an integral part of the audited financial statements mentioned above and shall then be considered in connection with those financial statements.

2
The Company’s Board of Directors is responsible for preparing and filing the consolidated financial statements in accordance with the International Financial Reporting Standards (IFRS) adopted as Argentine professional accounting rules by the Argentine Federation of Professional Councils of Economic Sciences (Federación Argentina de Consejos Profesionales de Ciencias Económicas, FACPCE), and incorporated by the Argentine Securities and Exchange Commission (Comisión Nacional de Valores, CNV) to its regulations, as approved by the International Accounting Standards Board (IASB). Furthermore, the Board of Directors is responsible for any internal control it may deem necessary for the preparation of the consolidated financial statements free of any significant deviations caused by errors or irregularities. Our responsibility is to render a conclusion on the consolidated financial statements, based on the review conducted with the scope described in paragraph 3

3.
Our review was conducted in accordance with prevailing auditing standards. Such standards require consolidated financial statements to be reviewed subject to the prevailing auditing standards, including the verification of the reasonability of the significant information included in the documents reviewed and its consistency with the remaining information on corporate decisions of which we are aware of, as disclosed in Board of Directors’ and Shareholders’ Meetings’ minutes, and the conformity of those decisions to the law and the Company’s by-laws insofar as concerns formal and documentary aspects. Our review was conducted based on the audit performed by the Company’s independent auditors, Price Waterhouse & Co. S.R.L., who issued a report dated March 8, 2013 with qualifications based on the situations mentioned in items 4, 5 and 6. An audit requires that the auditor plans and performs his audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements or significant mistakes. An audit includes examining, on a selective basis, evidence supporting the disclosures in the consolidated financial statements, as well as assessing the accounting standards used and significant estimates made by the Company, and evaluating the overall presentation of the consolidated financial statements. We have not assessed any business administrative, financing, marketing and operational decisions, as they fall within the exclusive competence of the Board of Directors and the Shareholders’ Meeting.

4.	In Note 1 to the consolidated financial statements, the Company reported that delay in receiving rate increases and acknowledgment of higher costs presented, as of the date hereof, by the Company under Memorandum of Agreement as described in Note 2 c. I to those financial statements, and constant increase in operation costs to maintain the same level of service have significantly affected the Company’s economic and financial situation.

The Company recorded net losses of 1,013,416 and 291,381 (in thousands of Argentine Pesos), accumulated losses for 885,130 and 539,411 (in thousands of Argentine Pesos) and a deficit in working capital in the fiscal years ended December 31, 2012 and 2011, respectively. As stated in Note 1, the Company’s Management estimated that, if conditions existing as of the date of these financial statements remain, the economic-financial situation will continue worsening, expecting negative cash flows and operating results and a decline in financial ratios for the 2013 fiscal year.

5	As mentioned in Note 4.8 to the consolidated financial statements, the Company has prepared its forecasts for the purposes of assessing the recoverable value of its non-current assets, with the understanding that it will obtain better rates in line with the existing scenario. Future cash flows and actual income/loss may differ from the estimates and evaluations conducted by the Management as of the date of preparation of these financial statements. In this regard, we are unable to anticipate whether the assumptions used by the Management to prepare those estimates will actually take place in the future and, consequently, if the recoverable values of non-current assets will exceed their respective net book value.

6.
The Company has prepared the financial statements attached hereto using accounting standards applicable to any going concern. Therefore, those financial statements do not include the effects of any adjustments and/or reclassifications, if any, that might be required in case the situation above described is not sorted out enabling the Company to continue doing business and in the event the Company is forced to realize its assets and/or repay its liabilities, including contingent liabilities, under conditions other than in the ordinary course of business

7.
As stated in Note 19, as of December 31, 2012, negative results posted by the Company use 100% of reserves and over 50% of the capital stock. Section 206 of the Argentine Companies´Law provides for the mandatory reduction of the capital stock in that particular case and, thus, the Company’s shareholders shall take the measures necessary to solve that situation.

8.
Furthermore, as regards the Board of Directors’ Annual Report for the fiscal year ended December 31, 2012, we have verified that it includes the information required by section No. 66, Argentine Companies’ Law No. 19,550 and Decree No. 677/01, as amended, and, to the extent of our field of competence, the figures disclosed thereat are consistent with the Company’s books of accounts and other related documents

9.	We have verified compliance with the performance bonds furnished by acting Directors as of the date of these consolidated financial statements on December 31, 2012, as set forth in item 1.4 of Schedule I of Technical Resolution No. 15 of Argentine Federation of Professional Councils of Economic Sciences

10.	Based on the audit conducted, with the extent described above, we inform that:

a.
In our opinion, considering the situations described in items 4. to 6., the consolidated financial statements mentioned in paragraph 1 present fairly, in all material respects, Edenor S.A.´s and its subsidiaries´consolidated financial position as of December 31, 2012, its consolidated comprehensive results and consolidated cash flows for the fiscal year then ended, in conformity with the IFRS;

b.
We have read the Board of Directors’ Annual Report and, to the extent of our field of competence, we have no objections thereto. Statements on future events included therein fall within the exclusive competence of the Board of Directors

c.
As regards the Annual Report’s Schedule consisting in the Report of Compliance with the Corporate Governance Code, no material aspect was noticed so as to make us believe that it should be modified to duly comply with the provisions of Resolution No. 606 of the CNV.

d.	As regards the provisions of the CNV’s rules, we inform that after reading the independent auditors' report, it may be concluded as follows:

i. Auditing standards applied are those approved by the Argentine Federation of Professional Councils of Economic Sciences, which provide for the independence requirements, and

ii. Consolidated financial statements were prepared considering the IFRS and the CNV’s rules

11.	We have applied the procedures on assets laundering and terrorism financing for Edenor S.A. provided for in the relevant professional rules issued by the Professional Council in Economic Sciences of the City of Buenos Aires.

12.	The provisions of section No. 294 of Law No. 19,550 have been duly met.

City of Buenos Aires, March 8, 2013.

By Supervisory Committee

Jorge Roberto Pardo
Regular Member

In addition, Mr. Jorge Pardo moved that in the event the reports proposed by him were not approved, they would be submitted to the Board of Directors’ consideration as reports presented by the minority and the reports prepared by Mr. Abelovich, as reports presented by the majority. Thereafter, after discussion, by majority of votes present, the Supervisory Committee resolved to approve the reports prepared by Mr. Abelovich, as the only reports of the Committee, ad-referendum of the approval of the financial statements therein considered by the Board of Directors called on the date hereof. Besides, Mr. José Daniel Abelovich was authorized to sign the reports, as well as any other documents mentioned above.

There being no further issues to transact, the meeting was adjourned at 09:45 a.m. by Mr. Abelovich.

José Daniel Abelovich	Jorge Pardo	Javier Errecondo